Exhibit 99.3

COLLATERAL CUSTODIAN AGREEMENT

This Collateral Custodian Agreement, dated as of December 15, 2021 (this “Agreement”), is among CARVANA AUTO RECEIVABLES TRUST 2021-N4, a Delaware statutory trust, as the issuing entity (the “Issuing Entity”), CARVANA AUTO RECEIVABLES GRANTOR TRUST 2021-N4, a Delaware statutory trust, as the grantor trust (the “Grantor Trust”), CARVANA, LLC, an Arizona limited liability company, as administrator (the “Administrator”), BRIDGECREST CREDIT COMPANY, LLC, an Arizona limited liability company, as servicer (the “Servicer”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, acting through its document custody division (including, as applicable, any agents or affiliates utilized thereby), as collateral custodian (in such capacity, the “Collateral Custodian”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as indenture trustee (in such capacity, the “Indenture Trustee”).

W I T N E S S E T H:

WHEREAS, the Seller has and will from time to time originate and acquire certain receivables, including automobile retail installment sales contracts, and transfer certain of such receivables and related property to Carvana Receivables Depositor LLC (the “Depositor”);

WHEREAS, the Depositor will sell certain of those receivables and related property to the Issuing Entity and the Issuing Entity will contribute those receivables and related property to the Grantor Trust;

WHEREAS, the Issuing Entity, the Grantor Trust and the Indenture Trustee have entered into that certain Indenture, dated as of December 15, 2021 (the “Indenture”), pursuant to which the Issuing Entity and the Grantor Trust will pledge the receivables, the Grantor Trust Certificate and certain other property to the Indenture Trustee for the benefit of the Secured Parties;

WHEREAS, the Indenture Trustee, Vervent Inc. (the “Backup Servicer”), the Issuing Entity, the Grantor Trust and the Servicer will enter into that certain Servicing Agreement, dated as of December 15, 2021 (the “Servicing Agreement”), pursuant to which the Servicer will service such receivables and related property; and

WHEREAS, the Issuing Entity, the Grantor Trust and the Indenture Trustee desire to have the Collateral Custodian maintain possession of certain documents with respect to such receivables, and the Collateral Custodian is willing to do so in accordance with the terms of this Agreement:

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

Definitions; Construction

Section 1.1 Definitions.

Whenever used herein, unless the context otherwise requires, the following words and phrases shall have the following meanings:

Advisors: Accountants, attorneys, consultants, advisors and Persons similar to the foregoing and the respective directors, officers, employees and managers of each of the foregoing.

Approved Exported Contract: A Contract (i) that is fully executed by the parties through the E-Vault System, (ii) which Authoritative Copy has been electronically transferred to the Vault Partition on the E-Vault System or (iii) which has been Exported by the Collateral Custodian and is held by the Collateral Custodian pursuant to this Agreement, together with the document history report prepared by the E-Vault Provider related to such Contract.

Asset Addition Date: The date on which Receivables are to be added to and included in the Collateral.

Collateral Custodian Fee: The fees set forth in this Agreement to be paid to the Collateral Custodian.

Confidential Information: All information and material of any type, scope or subject matter whatsoever relating to the Indenture Trustee, the Issuing Entity, the Grantor Trust, the Servicer or any of their subsidiaries, whether oral or written, and howsoever evidenced or embodied, which each Party, each Party’s representatives or agents (including any officers of any Party or any of their subsidiaries) may furnish to the other, or to which either Party is afforded access by the other Party, either directly or indirectly for purposes of such Party’s participation in the transactions contemplated by this Agreement. However, “Confidential Information” shall not include information or material of a Party which (i) becomes generally available to the public other than as a result of a disclosure by the receiving Party or its agents and other representatives, (ii) was available to the receiving Party on a non-confidential basis prior to its disclosure by the disclosing Party, (iii) becomes available to the receiving Party on a non-confidential basis from a source other than the disclosing Party or the disclosing Party’s representatives or agents, provided that such source is not, to the receiving party’s knowledge, bound by a confidentiality agreement or otherwise prohibited from transmitting the information to the Indenture Trustee, the Issuing Entity, the Grantor Trust, the Servicer, the Collateral Custodian or the Depositor by a contractual, legal or fiduciary obligation or (iv) consists of the documents evidencing the consummation of the transactions contemplated by the Transaction Documents so long as all references to the other Party and all information specific to the assets sold or price paid pursuant to the transactions are removed.

Insolvency Laws: The Bankruptcy Code and all other applicable liquidation, conservatorship, bankruptcy, moratorium, arrangement, rearrangement, receivership, insolvency, reorganization, suspension of payments, marshaling of assets and liabilities or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

Required Legend: A legend applied by the E-Vault System to every page of a Contract which reads as follows: “Carvana Auto Receivables Grantor Trust 2021-N4, with Wells Fargo Bank, National Association, as Indenture Trustee on behalf of the Noteholders, as secured party.”

Review: As defined in Section 2.1(c) of this Agreement.

System Description: The written description of the e-Vault Provider’s e-contract system attached hereto as Schedule A.

Capitalized terms used but not defined herein are used with the meanings assigned to them in Part I of Appendix A of the Receivables Purchase Agreement, dated as of the date hereof (the “Receivables Purchase Agreement”), among Carvana, LLC as the seller and Carvana Receivables Depositor LLC as the purchaser.

Section 1.2 Accounting Terms and Determinations.

Unless otherwise defined or specified herein, all accounting terms shall be construed herein, all accounting determinations hereunder shall be made, all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP.

Section 1.3 Computation of Time Periods.

Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”.

Section 1.4 Interpretation.

When used in this Agreement, unless a contrary intention appears: (i) a term has the meaning assigned to it; (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP; (iii) “or” is not exclusive; (iv) “including” means including without limitation; (v) words in the singular include the plural and words in the plural include the singular; (vi) any agreement, instrument defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; (vii) any statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such statute as from time to time amended, modified or supplemented and includes any successor statute and the rules and regulations issued pursuant to such statute; (viii) references to a Person are also to its successors and permitted assigns; (ix) the words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision hereof; (x) references contained herein to Section, Schedule and Exhibit, as applicable, are references to Sections, Schedules and Exhibits in this Agreement unless otherwise specified; (xi) references to “writing” include printing, typing, lithography and other means of reproducing words in a visible form; and (xii) the term “proceeds” has the meaning set forth in the applicable UCC.

ARTICLE II

The Collateral Custodian

Section 2.1 Appointment; Duties of the Collateral Custodian.

(a) The Grantor Trust hereby appoints Wells Fargo Bank, National Association, to act solely on behalf of the Indenture Trustee and the Secured Parties as collateral custodian hereunder. Wells Fargo Bank, National Association hereby accepts its appointment as Collateral Custodian hereunder, acknowledges that it is bound by the terms and conditions of this Agreement and agrees that it shall hold all Receivable Files Delivered to it or otherwise in its possession pursuant to this Agreement for the benefit of the Indenture Trustee under the terms of this Agreement. The Collateral Custodian hereby agrees not to assert (in its individual capacity or otherwise) any Liens or claims of any kind with respect to the Receivable Files held by it or the related Receivables or any other Collateral and hereby releases and waives any such Liens and claims.

(b) The Administrator shall, on behalf of the Grantor Trust, Deliver or cause to be Delivered to the Collateral Custodian the applicable Receivable Files (except that any such file may not include the Certificate of Title to the extent the Certificate of Title has not been received), together with the Schedule of Receivable relating to such Receivable File no later than the Closing Date.

(c) The Collateral Custodian shall on or prior to the Closing Date, review all of the Receivable Files so Delivered to verify the presence of each item listed in the definition of “Receivable File” with respect to each Receivable and deliver a Document Receipt to the Administrator, the Indenture Trustee and the Servicer. The Administrator shall ensure that the Collateral Custodian is provided with electronic access to the records of the Title Intermediary concerning Certificates of Title that are maintained in electronic form. Wherever in this Agreement it states that the Collateral Custodian has possession of Certificates of Title or Receivable Files, with respect to electronic Certificates of Title, it shall mean that the Collateral Custodian has received information sufficient to perform the verification set forth in this Section 2.1. The Collateral Custodian will rely upon, but cannot be responsible for, verify or confirm, the content or accuracy of any information provided by the Title Intermediary or any other party pursuant to the Transaction Documents (to the extent not explicitly required by the terms of the Transaction Documents).

The Grantor Trust, the Administrator and the Issuing Entity hereby certify to the Collateral Custodian that, notwithstanding anything to the contrary in this Agreement, the review contemplated by this Section 2.1(c) (the “Review”) is a review to be performed by the Collateral Custodian solely for the purpose of acknowledging receipt of Receivable Files by the Collateral Custodian from the Issuing Entity, the Grantor Trust or the Servicer. Any Document Receipt related to such Review prepared by the Collateral Custodian and furnished to the Servicer or the Indenture Trustee is produced solely in connection with this purpose. None of the Administrator, the Issuing Entity and the Grantor Trust engaged the Collateral Custodian to perform the Review, produce any Document Receipt or perform any of the services in this Agreement for the purpose of making findings with respect to the accuracy of the information or data regarding the Contracts or Receivable Files provided to the Collateral Custodian by the Administrator, the Issuing Entity

or the Grantor Trust for the Review as contemplated by Rule 17g-10 under the Exchange Act. Given the purpose and scope of the Collateral Custodian’s services (including the Review and the delivery of any Document Receipt) under this Agreement and given the Administrator’s, Issuing Entity’s, Grantor Trust’s, Servicer’s and Indenture Trustee’s treatment and use of the Review and the Document Receipts, the Administrator, the Issuing Entity, the Grantor Trust, the Indenture Trustee and the Collateral Custodian agree that the Collateral Custodian’s Review is not understood to be “due diligence services” for purposes of Rule 17g-10. None of the Administrator, the Issuing Entity or the Grantor Trust considers the Review or any Document Receipt to be “due diligence services” for purposes of Rule 17g-10, and unless the Administrator, the Issuing Entity or the Grantor Trust notifies the Collateral Custodian to the contrary, none of the Administrator, the Issuing Entity or the Grantor Trust will treat any Document Receipt as a “third party due diligence report” for purposes of Rule 15Ga-2 under the Exchange Act. The Administrator, the Issuing Entity, the Grantor Trust, each Noteholder, and the Indenture Trustee hereby acknowledge that the Collateral Custodian is relying on this certification for purposes of determining that its Review does not constitute “due diligence services” as defined in Rule 17g-10.

(d) Subject to Section 2.2, the Collateral Custodian shall maintain the tangible Receivable Files which are Delivered to it at the offices of the Collateral Custodian, located at ABS Custody Vault, 1055 10th Ave. SE, MAC N9401-011, Minneapolis, MN 55415, and the Collateral Custodian shall notify the Servicer and the Indenture Trustee by written notice of any change in the location of the Receivable Files.

(e) The parties agree that an Electronic Contract shall be “communicated” within the meaning of Section 9-105(3) of the UCC to the Collateral Custodian upon the transfer of the Authoritative Copy of such Electronic Contract at the direction of the Seller, the Administrator, the Issuing Entity, or the Grantor Trust (or its respective custodian) from such Person’s electronic vault partition to the Vault Partition and acceptance by the Collateral Custodian of such Authoritative Copy into the Vault Partition. The Collateral Custodian shall thereafter “maintain” as within the meaning of Section 9-105(3) of the UCC such Authoritative Copy in the Vault Partition for the purpose of exercising control over the Contracts which are Electronic Contracts pursuant to the terms of this Agreement and shall maintain the Vault Partition so that the E-Vault System will place the Required Legend on each page of any perceivable copy of any Contract that is an Electronic Contract. The Collateral Custodian shall maintain the Vault Partition and each Receivable that is an Electronic Contract such that (i) a watermark on all perceivable renderings of the Authoritative Copy thereof shall read “View of Authoritative Copy,” (ii) a watermark on any copy of a former Authoritative Copy thereof shall read “View of Non-Authoritative Copy,” and (iii) the Required Legend is placed by the E-Vault System on each page of any perceivable rendering thereof. The Collateral Custodian shall cause the Vault Partition to reflect the name of the Grantor Trust as the Owner of Record. Each of the parties hereto agrees that it will not initiate or consent to any revision to the Required Legend or any other identification of the Indenture Trustee as the assignee of any Authoritative Copy without the consent of (A) the Indenture Trustee (acting at the written direction of the Requisite Noteholders), or (B) if the Notes (other than the Class XS Notes) are no longer outstanding, the Issuing Entity (acting at the written direction of the Majority Certificateholders).

(f) The Collateral Custodian shall carry out such policies and procedures in accordance with its customary actions with respect to the handling and custody of the Receivable Files so that the integrity and physical possession of the tangible Receivable Files will be maintained. The Collateral Custodian shall segregate the Receivable Files on its inventory system and will not commingle the physical Receivable Files with any other files of the Collateral Custodian other than those relating to the Seller and its Affiliates and subsidiaries.

(g) All of the Collateral Custodian’s records pertaining to the Receivable Files shall contain an indication that such records and the Receivables which are the subject of such records are owned by the Grantor Trust and pledged by the Grantor Trust to the Indenture Trustee for the benefit of the Secured Parties. The Collateral Custodian hereby waives any and all rights of offset with respect to any and all Receivable Files in the Collateral Custodian’s possession or under its “control,” whether such right of offset arises by contract, operation of law or otherwise. The Collateral Custodian shall hold any tangible Receivable Files (or portions thereof) in its fire rated storage vault under its exclusive custody and control in accordance with customary standards for such custody. If any of the Secured Parties suffers or incurs costs, expenses, losses or damages as a result of the destruction or loss of any of the Receivable Files or any instrument or document comprising part of a Receivable File, the Collateral Custodian shall, (i) at the request of the Indenture Trustee, make any appropriate claim under any bond or insurance, and (ii) to the extent of such Secured Party’s costs, expenses, losses or damages, promptly pay the proceeds thereof to such Secured Party unless the Collateral Custodian has replaced the lost or destroyed items or has otherwise reimbursed such Secured Party for such losses or damages.

(h) The Collateral Custodian shall not deliver physical possession of, or otherwise transfer, assign, pledge, mortgage, convey or dispose of any Receivable Files in its possession or under its control to any Person except (i) as provided in Section 2.2 and (ii) upon termination of duties as Collateral Custodian in accordance with Section 2.9. Notwithstanding the foregoing, at the written request of (A) the Indenture Trustee (acting at the written direction of the Requisite Noteholders), or (B) if the Notes (other than the Class XS Notes) are no longer outstanding, the Issuing Entity (acting at the written direction of the Majority Certificateholders), the Collateral Custodian shall initiate the Export process and retain copies of reports produced by the E-Vault System that set forth, in reasonable detail, the history, including, the original electronic execution as well as the previous alterations, modification or amendments and the conversion to tangible chattel paper of any such Approved Exported Contract. The Collateral Custodian shall then confirm that it has in its possession a physical Contract for each Contract which was converted into an Approved Exported Contract and confirm the same to the Indenture Trustee in writing, and maintain possession of such Approved Exported Contracts in accordance with the terms of this Agreement or, if (A) the Indenture Trustee (acting at the written direction of the Requisite Noteholders), or (B) if the Notes (other than the Class XS Notes) are no longer outstanding, the Issuing Entity (acting at the written direction of the Majority Certificateholders) shall so instruct the Collateral Custodian in writing, deliver such Approved Exported Contracts as directed by the Indenture Trustee. The reasonable and documented fees, costs and expenses related to such Exporting of the Electronic Contracts (other than any Exporting of Contracts following the termination of the E-Vault Access Agreement either at the election of the Collateral Custodian or due to an event of default with respect to the Collateral Custodian) shall be the obligation of the Issuing Entity and shall be paid in accordance with Section 2.7 of the Indenture.

(i) The Collateral Custodian shall:

(i) deliver to the Administrator on or before March 15 of each year, beginning March 15, 2022 (or, if such date is not a Business Day, the next succeeding Business Day), a report, dated as of December 31 of the preceding calendar year, of its assessment of compliance with the Servicing Criteria specified in Exhibit D with respect to such calendar year (or, in the case of the first year, since no later than the Closing Date), including disclosure of any material instance of non-compliance identified by the Collateral Custodian, as required by Rule 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB under the Securities Act; and

(ii) cause a firm of registered public accountants that is qualified and independent within the meaning of Rule 2-01 of Regulation S-X under the Securities Act to deliver to the Administrator on or before March 15 (or, if such date is not a Business Day, the next succeeding Business Day) of each year, beginning March 15, 2022, an attestation report that satisfies the requirements of Rule 13a-18 or Rule 15d-18 under the Exchange Act, as applicable, of the assessment of compliance with Servicing Criteria with respect to the prior calendar year (or, in the case of the first year, since no later than the Closing Date).

(j) The Collateral Custodian hereby acknowledges and agrees that in the event that the Collateral Custodian shall either be terminated or resign pursuant to Section 2.9, the Collateral Custodian:

(i) shall deliver any Receivable Files (or portions thereof) in possession of the Collateral Custodian to the successor Collateral Custodian appointed pursuant to the terms of this Agreement at such place as the successor Collateral Custodian may reasonably designate;

(ii) shall maintain the Receivable Files and continue in the performance of its duties and the enjoyment of its rights under this Agreement, until the due appointment of a successor Collateral Custodian and the orderly transfer of the Receivable Files to the successor Collateral Custodian; and

(iii) shall maintain all information obtained by it regarding the Obligors and the Receivables, whether upon the exercise of its rights under this Agreement or otherwise, in confidence and shall not disclose any such information to any other Person, unless such disclosure is reasonably incident to the performance of its duties and obligations under this Agreement or is required under any Applicable Law.

Section 2.2 Access to Receivable Files; Release of Receivable Files.

(a) The Collateral Custodian shall permit inspection at all reasonable times upon at least five (5) Business Days prior notice during regular business hours by the Asset Representations Reviewer (if an Asset Representations Review Notice has been delivered), Indenture Trustee or the Servicer (or by such Person’s respective auditors when requested such Person) of the Receivable Files and the records of the Collateral Custodian relating to this Agreement and any such party (or its auditors when requested by such party) shall be permitted to make copies of the Receivable Files and the records of the Collateral Custodian relating to this Agreement.

(b) From time to time and as appropriate for the enforcement or servicing of any of the Receivables, the Collateral Custodian is hereby authorized, upon written receipt from the Servicer of a request for release of documents in the form annexed hereto as Exhibit A, to release to the Servicer the related Receivable File or the documents set forth in such request to the Servicer. All documents so released to the Servicer shall be held by the Servicer in trust for the benefit of the Indenture Trustee in accordance with the terms of this Agreement. The Servicer shall return to the Collateral Custodian the Receivable File or other such documents when the Servicer’s need therefor in connection with such foreclosure or servicing no longer exists, unless the Receivable shall be liquidated, in which case, upon receipt of an additional request for release of documents certifying such liquidation from the Servicer to the Collateral Custodian in the form annexed hereto as Exhibit A, the related Receivable File referenced in the Servicer’s request submitted pursuant to the first sentence of this subsection shall be released by the Collateral Custodian to the Servicer.

(c) Upon receipt by the Collateral Custodian of the Servicer’s request for release of Receivable Files and other documents in the form annexed hereto as Exhibit A and in accordance with Section 2.2(b), the Collateral Custodian shall promptly release the related Receivable File to the Servicer.

(d) The Issuing Entity, the Grantor Trust or the Servicer may require that the Collateral Custodian return each Receivable File (i) delivered to the Collateral Custodian in error, (ii) as to which the Lien on the related Financed Vehicle has been so released, (iii) that has been released to the Issuing Entity or the Grantor Trust or (iv) that is required to be redelivered to the Grantor Trust in connection with the termination of this Agreement, in each case by submitting to the Collateral Custodian and the Indenture Trustee a written request in the form of Exhibit A (signed by the Issuing Entity, the Grantor Trust, or the Servicer, as applicable) specifying the Receivable Files to be so returned and reciting that the conditions to such release have been met (and specifying the conditions being relied upon for such release). The Collateral Custodian shall upon its receipt of each such request for return executed by the Issuing Entity, the Grantor Trust, or the Servicer, as applicable, promptly, but in any event within five (5) Business Days, return the Receivable Files so requested to the Issuing Entity, the Grantor Trust, or the Servicer, as applicable.

(e) The Collateral Custodian shall promptly deliver to the Indenture Trustee or its designee any or all Receivables File and other items of Collateral in the Collateral Custodian’s custody upon the written request of an Authorized Officer of the Indenture Trustee. The Indenture Trustee shall provide the Issuing Entity, the Grantor Trust and the Servicer with a copy of any such request delivered to the Collateral Custodian. Written instructions as to the method of shipment and shipper(s) the Collateral Custodian is directed to utilize in connection with the delivery of Receivable Files in the performance of the Collateral Custodian’s duties hereunder shall be delivered by the Servicer to the Collateral Custodian prior to any shipment of Receivable Files. The Indenture Trustee will arrange for the provision of such services at the Issuing Entity’s sole cost and expense in accordance with Section 2.7 of the Indenture and will maintain such insurance against loss or damage to the Receivable Files as the Issuing Entity, the Grantor Trust and the Servicer reasonably deem appropriate.

(f) The Collateral Custodian shall promptly deliver to the Asset Representations Reviewer (if an Asset Representations Review Notice has been delivered) or its designee any or all Receivables File (or access to any Receivable Files stored in an electronic format) and other items of Collateral in the Collateral Custodian’s custody upon the written request of an Authorized Officer of the Asset Representations Reviewer. The Asset Representations Reviewer shall provide the Issuing Entity, the Grantor Trust and the Servicer with a copy of any such request delivered to the Collateral Custodian.

Section 2.3 Compensation and Indemnification of Collateral Custodian.

(a) The Collateral Custodian shall be compensated for its activities hereunder by receiving the Collateral Custodian Fees as specified in Exhibit C in accordance with Section 2.7 of the Indenture.

(b) The Issuing Entity shall indemnify the Collateral Custodian and its officers, directors, employees and agents for, and hold them harmless against any claim, loss, liability, fee, cost, damage or expense incurred, including reasonable attorney’s fees, petitioning costs and disbursements (including, court costs, expenses and any losses incurred in connection with a successful defense, in whole or in part, of any claim that the Collateral Custodian breached its standard of care), other than in connection with the willful misconduct, gross negligence or bad faith on the part of the Collateral Custodian, arising out of or in connection with the performance of its obligations under and in accordance with this Agreement, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties under this Agreement. All such amounts due and owing to the Collateral Custodian hereunder shall be paid in accordance with the payment priorities set forth in Section 2.7 of the Indenture. The provisions of this Section shall survive the termination or assignment of this Agreement, or the resignation or removal of the Collateral Custodian.

THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH LIABILITIES AND COSTS ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY, OR ARE CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR NEGLIGENT OMISSION OF ANY KIND BY THE COLLATERAL CUSTODIAN.

(c) To the extent any indemnification afforded to the Collateral Custodian (whether pursuant to this Section 2.3 or otherwise) is limited by the gross negligence, willful misconduct or bad faith on the part of the Collateral Custodian, the Collateral Custodian shall be entitled to indemnification hereunder until such matters have been determined definitively by a court of competent jurisdiction. Any indemnification afforded to the Collateral Custodian shall include reasonable and documented attorneys’ fees and expenses, including, any legal fees, costs, and expenses incurred in connection with any enforcement (including any action, claim, or suit brought) by the Collateral Custodian of any indemnification or other obligation of the indemnifying party. Any indemnification amounts due and owing to the Collateral Custodian hereunder shall be paid to the Collateral Custodian in accordance with the payment priorities set forth in Section 2.7 of the Indenture.

Section 2.4 Representations, Warranties and Covenants of the Collateral Custodian.

The Collateral Custodian makes the following representations, warranties and covenants, and further agrees that the Indenture Trustee, on behalf of the Secured Parties, the Issuing Entity, the Grantor Trust, the Administrator and the Servicer shall be deemed to have relied upon such representations, warranties and covenants in entering into this Agreement:

(a) Organization and Good Standing. The Collateral Custodian is a national banking association duly organized, validly existing and in good standing under the laws of the United States, and has full power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under the Transaction Documents to which it is a party.

(b) Due Authorization. The execution, delivery, and performance of the Transaction Documents to which it is a party have been duly authorized by the Collateral Custodian by all necessary corporate action on the part of the Collateral Custodian.

(c) Binding Obligation. Each of the Transaction Documents to which it is a party constitutes a legal, valid and binding obligation of the Collateral Custodian, enforceable in accordance with its terms, except as enforceability may be limited by applicable Insolvency Laws and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

(d) No Conflict. The execution and delivery of the Transaction Documents to which it is a party, and the performance of the transactions contemplated thereby and the fulfillment of the terms thereof applicable to the Collateral Custodian, will not conflict with, violate, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any Applicable Law or any Contractual Obligation of the Collateral Custodian.

(e) Proceedings. No proceeding of any kind, including litigation, arbitration, judicial or administrative, is pending or threatened against or contemplated by the Collateral Custodian which would under any circumstance have a Material Adverse Effect on the execution, delivery, performance or enforceability of this Agreement by the Collateral Custodian or any other Transaction Document to which the Collateral Custodian is a party.

(f) Control Status. The Collateral Custodian is not an Affiliate of either the Issuing Entity, the Grantor Trust, the Administrator or the initial Servicer, and covenants and agrees that prior to any such affiliation in the future, the Collateral Custodian shall promptly notify the Indenture Trustee for further distribution to the Noteholders.

Section 2.5 Covenants of the Collateral Custodian.

(a) Affirmative Covenants. From the date hereof until the date as of which the Grantor Trust has been dissolved:

(i) Compliance with Law. The Collateral Custodian will comply in all material respects with all Applicable Laws and will comply with all of its obligations hereunder.

(ii) Preservation of Existence. The Collateral Custodian will preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its formation and qualify and remain qualified in good standing in each jurisdiction where failure to preserve and maintain such existence, rights, franchises, privileges and qualification has had, or would reasonably be expected to have, a Material Adverse Effect.

(b) Negative Covenants. From the date hereof until the date as of which the Grantor Trust has been dissolved:

(i) Receivable Files. The Collateral Custodian will not assign, transfer, convey, deliver or dispose of any Receivable Files or other document evidencing or relating to any of the Collateral or any of the Collateral except as contemplated by this Agreement.

(ii) No Changes in Collateral Custodian Fee. The parties hereto will not make any changes to the Collateral Custodian Fee without the prior written approval of (A) the Indenture Trustee (acting at the direction of the Requisite Noteholders) or (B) if the Notes (other than the Class XS Notes) are no longer outstanding, the Issuing Entity (acting at the direction of the Majority Certificateholders).

Section 2.6 Liability of the Collateral Custodian.

(a) The Collateral Custodian shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Collateral Custodian in such capacity herein. No implied covenants or obligations shall be read into this Agreement against the Collateral Custodian and, in the absence of bad faith on the part of the Collateral Custodian, the Collateral Custodian may conclusively rely upon the truth of the statements and the correctness of the opinions expressed in any reports, certificates or opinions furnished to the Collateral Custodian pursuant to and conforming to the requirements of this Agreement.

(b) The Collateral Custodian shall not be liable for:

(i) an error of judgment made in good faith; or

(ii) any action taken, suffered or omitted to be taken in good faith in accordance with or believed by it to be authorized or within the discretion or rights or powers conferred, by this Agreement or at the direction of the Indenture Trustee relating to the exercise of any power conferred upon the Collateral Custodian under this Agreement, in each case, unless it shall be proved that the Collateral Custodian shall have been negligent in ascertaining the pertinent facts.

(c) The Collateral Custodian shall not be charged with knowledge of any Default, Event of Default, Servicer Termination Event or other event or information, or be required to act upon any such event or information (including the sending of any notice), and shall have no duty to take any action to determine whether any such event, Default, Event of Default or Servicer Termination Event has occurred, unless an Authorized Officer of the Collateral Custodian obtains actual knowledge of such event or receives written notice of such event from the Issuing Entity, the Grantor Trust, the Servicer, or the Indenture Trustee, as the case may be. Delivery of any reports, information and documents to the Collateral Custodian provided for herein is for informational purposes only and the Collateral Custodian’s receipt of such information and any publicly-available information, shall not constitute actual or constructive knowledge of any information contained therein or determinable from information contained therein, including the Issuing Entity’s, Servicer’s or Grantor Trust’s compliance with any of its representations, warranties or covenants hereunder (as to which the Collateral Custodian is entitled to rely exclusively upon Officers’ Certificates).

(d) Without limiting the generality of this Section, the Collateral Custodian shall have no duty (i) to see to any recording, filing or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest in the Receivables or the Financed Vehicles, or to see to the monitoring or maintenance of any such recording or filing or depositing or to any recording, refiling or redepositing of any thereof, (ii) to see to any insurance of the Financed Vehicles or Obligors or to effect or maintain any such insurance, (iii) to see to the payment or discharge of any Tax, assessment or other governmental charge or any Lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Receivables, (iv) to recalculate, confirm or verify the contents of any reports or certificates of the Servicer, the Issuing Entity or the Grantor Trust delivered to the Collateral Custodian pursuant to this Agreement believed by the Collateral Custodian to be genuine and to have been signed or presented by the proper party or parties or (v) to inspect the Financed Vehicles at any time or ascertain or inquire as to the performance or observance of any of the Issuing Entity’s, Grantor Trust’s, the Servicer’s or any other Person’s representations, warranties or covenants or the Servicer’s duties and obligations as Servicer and as custodian of books, records, files and computer records relating to the Receivables under this Agreement. The Collateral Custodian makes no representations as to (i) the validity, legality, perfection, priority, enforceability, recordability, ownership, title, sufficiency, due authorization or genuineness of any of the documents contained in any Receivable File or of any of the Contracts or (ii) the collectability, insurability, effectiveness or suitability of any such Contract.

(e) The Collateral Custodian shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability shall not be reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Collateral Custodian to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer or any other Person under this Agreement.

(f) The Collateral Custodian may request and rely and shall be protected in acting or refraining from acting upon any resolution, officer’s certificate, any report, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties. The Collateral Custodian shall not be responsible for the content or accuracy of any document provided to it.

(g) The Collateral Custodian may consult with counsel of its choice and any advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this Agreement in good faith and in accordance with the advice or opinion of such counsel.

(h) The Collateral Custodian shall be under no obligation to exercise any of the rights, powers or remedies vested in it by this Agreement (except to comply with its obligations under this Agreement and any other transaction document to which it is a party) or to institute, conduct or defend any litigation under this Agreement or in relation to this Agreement, at the request, order or direction of the Issuing Entity, the Grantor Trust, the Indenture Trustee, the Requisite Noteholders, or if the Notes (other than the Class XS Notes) are no longer outstanding, the Majority Certificateholders pursuant to the provisions of this Agreement, unless the Issuing Entity, the Grantor Trust, the Indenture Trustee the Requisite Noteholders, or if the Notes (other than the Class XS Notes) are no longer outstanding, the Majority Certificateholders, as applicable, on behalf of the Secured Parties, shall have offered to the Collateral Custodian security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities that may be incurred therein or thereby.

(i) The Collateral Custodian shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by the Indenture Trustee; provided, that if the payment within a reasonable time to the Collateral Custodian of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation shall be, in the opinion of the Collateral Custodian, not reasonably assured by the Issuing Entity, the Grantor Trust or the Servicer, the Collateral Custodian may require indemnity reasonably satisfactory to it against such cost, expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Issuing Entity or, if paid by the Collateral Custodian, shall be reimbursed by the Issuing Entity upon demand.

(j) The Collateral Custodian may execute any of the trusts or powers hereunder or perform any duties under this Agreement either directly or by or through agents (including managers), Affiliates or attorneys or a custodian.

(k) Knowledge of the Collateral Custodian shall not be attributed or imputed to Wells Fargo Bank, National Association’s other roles in the transaction and knowledge of the Indenture Trustee shall not be attributed or imputed to the Collateral Custodian (other than those where the roles are performed by the same group or division within Wells Fargo Bank, National Association or otherwise share the same authorized signatories), or any affiliate, line of business, or other division of Wells Fargo Bank, National Association (and vice versa).

(l) The Collateral Custodian shall not be responsible for the enforceability of the Notes or the recitals set forth therein, or for any recitals, statements, representations or warranties of the Issuing Entity, the Grantor Trust, the Servicer, the Indenture Trustee or any other Party to the Transaction Documents contained in this Agreement or any other Transaction Document. The Collateral Custodian shall be responsible only for the obligations, representations and warranties of the Collateral Custodian as set forth in the Transaction Documents to which it is a party.

(m) The rights, privileges, protections, immunities and benefits given to the Collateral Custodian, including its right to be indemnified, are extended to, and shall be enforceable by, the Collateral Custodian, in each of its capacities hereunder, and in connection with the performance of any of its duties or obligations under any of the other Transaction Documents.

(n) For the avoidance of doubt, the Collateral Custodian shall not be responsible for determining whether any breach of representations or warranty or document defect constitutes a breach or defect or a material breach or defect, or for the enforcement of any repurchase obligations under any Transaction Document.

Section 2.7 Certain Matters Affecting the Collateral Custodian.

(a) The Collateral Custodian shall have no duties or responsibilities except those that are specifically set forth herein, and no implied covenants or obligations shall be read into this Agreement against the Collateral Custodian. The Collateral Custodian shall be under no responsibility or duty with respect to the disposition of any Receivable Files while such Receivable Files are not in its possession or under its control. If the Collateral Custodian shall request instructions from the Indenture Trustee or the Servicer with respect to any act, action or failure to act in connection with and as set forth in this Agreement, the Collateral Custodian shall be entitled to refrain from taking such action and continue to refrain from acting unless and until the Collateral Custodian shall have received written instructions from the Indenture Trustee or the Servicer, as applicable without incurring any liability therefor to the Indenture Trustee, the Issuing Entity, the Grantor Trust, the Servicer or any other person.

(b) The Collateral Custodian may act in reliance upon any written communication of the Issuing Entity concerning the delivery, possession or “control” (within the meaning of Section 9-105 of the UCC) of the Receivable Files and other items of Collateral pursuant to this Agreement. The Collateral Custodian does not assume and shall have no responsibility for, and makes no representation as to, monitoring the value of the Receivable Files and other Collateral. The Collateral Custodian shall not be liable for any action or omission to act hereunder, except for its own gross negligence, bad faith or willful misconduct. In no event shall the Collateral Custodian have any responsibility to ascertain or take action with respect to the Receivable Files or other Collateral, except as expressly provided herein.

THE FOREGOING PARAGRAPH SHALL APPLY WHETHER OR NOT SUCH LIABILITIES ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY, OR ARE CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR NEGLIGENT OMISSION OF ANY KIND BY THE COLLATERAL CUSTODIAN.

(c) If the Collateral Custodian shall at any time receive conflicting instructions from the Indenture Trustee and the Servicer or any other party to this Agreement and the conflict between such instructions cannot be resolved by reference to the terms of this Agreement, the

Collateral Custodian shall be entitled to rely upon the instructions of the Indenture Trustee. In the absence of bad faith, gross negligence or willful misconduct on the part of the Collateral Custodian, the Collateral Custodian may rely and shall be protected in acting or refraining from acting upon any resolution, officer’s certificate, certificate of auditors, or any other certificate, statement, instrument, opinion, report, notice request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties. The Collateral Custodian may rely upon the validity of any documents delivered to it, without investigation as to their authenticity or legal effectiveness, and the parties to this Agreement (other than the Servicer) will hold the Collateral Custodian harmless from any claims that may arise or be asserted against the Collateral Custodian because of the invalidity of any such documents delivered by such party or their failure to fulfill their intended purpose. The Collateral Custodian shall not be bound to ascertain or inquire as to the performance or observance of any of the terms of this Agreement or any other agreement on the part of any party, except as may otherwise be specifically set forth herein. The Collateral Custodian may consult with counsel of its choice with regard to legal questions arising out of or in connection with this Agreement and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by the Collateral Custodian in good faith in accordance therewith.

(d) If the Collateral Custodian loses or misplaces any Receivable File or portion thereof, or if any such instruments, documents, or certificates are destroyed or damaged while in the possession of the Collateral Custodian, then, in addition to any other liability the Collateral Custodian may have in respect thereof pursuant to the terms of this Agreement or otherwise, the Collateral Custodian agrees to execute and deliver to the Indenture Trustee, upon the Indenture Trustee’s written request, an affidavit stating that such instrument, document, or certificate has been lost or destroyed, as applicable, and, if necessary, such other affidavits or certificates as maybe reasonably necessary to obtain replacement certificates of title.

(e) The Collateral Custodian is authorized, in its sole discretion, to disregard any and all notices or instructions given by any other party hereto or by any other person, firm or corporation, except only such notices or instructions as are herein provided for and orders or process of any court entered or issued with or without jurisdiction. If any property subject hereto is at any time attached, garnished or levied upon under any court order or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property or any part hereof, then and in any of such events the Collateral Custodian is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree with which it is advised by legal counsel of its own choosing is binding upon it, and if it complies with any such order, writ, judgment or decree it shall not be liable to any other party hereto or to any other person, firm or corporation by reason of such compliance even though such order, writ, judgment or decree maybe subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without competent jurisdiction.

(f) Before the Collateral Custodian acts or refrains from taking any action under or in relation to this Agreement that is not expressly contemplated by the terms and provisions hereof or thereof, it may require an officer’s certificate or an Opinion of Counsel from the party requesting that the Collateral Custodian act or refrain from acting in form and substance acceptable to the

Collateral Custodian, the costs of which (including the Collateral Custodian’s reasonable attorney’s fees and expenses) shall be paid by the party requesting that the Collateral Custodian act or refrain from acting. The Collateral Custodian shall not be liable for any action it takes or omits to take in good faith in reliance on such officer’s certificates or opinions of counsel.

(g) In no event shall the Collateral Custodian be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, any change in Applicable Law that precludes or restricts performance by the Collateral Custodian or any force majeure event, including provisions of any present or future law or regulation or act of any governmental authority, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, natural disaster, disease, epidemic or pandemic, quarantine, national emergency, power outages, loss or malfunctions of utilities, communications or computer (software and hardware) services, malware or ransomware attack, communications system failure, unavailability of the Federal Reserve Bank wire or telex system or other applicable wire or funds transfer system or unavailability of any securities clearing system, inability to access the E-Vault System or other circumstances beyond its control. Notwithstanding anything to the contrary in this Agreement, the Collateral Custodian shall not be required to take any action that is not in accordance with Applicable Law. The right of the Collateral Custodian to perform any permissive or discretionary act enumerated in this Agreement or any related document shall not be construed as a duty.

(h) The Collateral Custodian shall not be responsible for the acts or omissions of the Servicer, the Issuing Entity, the Grantor Trust, the Indenture Trustee, the E-Vault Provider, or any other Person, and may assume compliance by such parties with their obligations under this Agreement or any related agreements, unless an Authorized Officer of the Collateral Custodian shall have received written notice to the contrary. The parties acknowledge and agree that in making statements herein regarding “control” of the Contracts which are Electronic Contracts, the Collateral Custodian is relying on, and shall be entitled to conclusively rely on, representations and covenants from the E-Vault Provider regarding the E-Vault System and the various criteria constituting “control” (within the meaning of Section 9-105 of the UCC).

Section 2.8 Merger, Conversion, Consolidation of, or Succession to Business of, the Collateral Custodian.

The Collateral Custodian may merge with any Person; provided that any Person into which the Collateral Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which to Collateral Custodian shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Collateral Custodian, shall be the successor of the Collateral Custodian under this Agreement, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Collateral Custodian and/or its parent shall at all times have a combined capital and surplus of at least fifty million dollars ($50,000,000) and shall be a bank or trust company with corporate trust powers organized under the laws of the United States or any state thereof which is a member of the Federal Reserve System and whose long-term unsecured debt rating is in a category of at least investment grade by a Rating Agency.

Section 2.9 Termination.

(a) The Collateral Custodian may:

(i) terminate its obligations as Collateral Custodian under this Agreement (subject to Section 2.9(b) and Section 2.9(c)) upon at least sixty (60) days’ prior written notice to the Issuing Entity, the Grantor Trust, the Servicer and the Indenture Trustee; provided, however, that, without the consent of (A) the Indenture Trustee (acting at the direction of the Requisite Noteholders) or (B) if the Notes (other than the Class XS Notes) are no longer outstanding, the Issuing Entity (acting at the direction of the Majority Certificateholders), such resignation shall not be effective until a successor Collateral Custodian shall have accepted appointment as Collateral Custodian, pursuant to Section 2.9(b) and shall have agreed to be bound by the terms of this Agreement; or

(ii) be removed at any time for cause in relation to any material breach by the Collateral Custodian of any of its duties or obligations under this Agreement by written notice from (A) the Indenture Trustee (acting at the direction of the Requisite Noteholders), or for any other reason upon sixty (60) days’ prior written notice from the Indenture Trustee (acting at the direction of the Requisite Noteholders) or (B) if the Notes (other than the Class XS Notes) are no longer outstanding, the Issuing Entity (acting at the direction of the Majority Certificateholders), or for any other reason upon sixty (60) days’ prior written notice from the Issuing Entity (acting at the direction of the Majority Certificateholders), with such notice in each case delivered to the Collateral Custodian, the Issuing Entity, the Grantor Trust and the Servicer.

In the event of such termination or removal, (A) the Indenture Trustee (acting at the direction of the Requisite Noteholders) or (B) if the Notes (other than the Class XS Notes) are no longer outstanding, the Issuing Entity (acting at the direction of the Majority Certificateholders) shall appoint a successor Collateral Custodian. If, however, a successor Collateral Custodian is not appointed by (A) the Indenture Trustee (acting at the direction of the Requisite Noteholders) or (B) if the Notes (other than the Class XS Notes) are no longer outstanding, the Issuing Entity (acting at the direction of the Majority Certificateholders) within ninety (90) days after the giving of notice of resignation or removal, the Collateral Custodian may petition a court of competent jurisdiction for the appointment of a successor Collateral Custodian.

(b) Upon the effectiveness of any such resignation or termination, the Collateral Custodian shall promptly transfer to the successor custodian, as directed by the Indenture Trustee, all Receivable Files and other items of Collateral being held by the Collateral Custodian under this Agreement.

(c) Any successor Collateral Custodian appointed pursuant to Section 2.9(a) shall (i) execute, acknowledge, and deliver to the Servicer, the Indenture Trustee and to the predecessor Collateral Custodian an instrument accepting such appointment under this Agreement and (ii) be an Eligible Institution and shall have been approved by (A) the Indenture Trustee (acting at the direction of the Requisite Noteholders), or (B) if the Notes (other than the Class XS Notes) are no longer outstanding, the Issuing Entity (acting at the direction of the Majority Certificateholders). Thereupon, the resignation or removal of the predecessor

Collateral Custodian shall become effective and such successor Collateral Custodian, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor as Collateral Custodian under this Agreement, with like effect as if originally named as Collateral Custodian. The predecessor Collateral Custodian shall upon payment of its fees and expenses (including attorneys’ fees or expenses incurred in connection with a petition contemplated by Section 2.9(a) hereof) deliver to the successor Collateral Custodian all documents and statements and monies held by it under this Agreement; and the Servicer, the Indenture Trustee and the predecessor Collateral Custodian shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Collateral Custodian all such rights, powers, duties, and obligations.

(d) In the event the Collateral Custodian’s appointment hereunder is terminated without cause, the Issuing Entity shall reimburse the Collateral Custodian for the reasonable and documented expenses, fees and costs (including attorneys’ fees or expenses) of the Collateral Custodian incurred in transferring the Receivable Files to the successor Collateral Custodian set forth in accordance with Section 2.3(a) hereof and Section 2.7 of the Indenture.

Section 2.10 Non-Reliance on Collateral Custodian.

Except for notices, reports and other documents expressly required to be furnished or forwarded by the Collateral Custodian hereunder, the Collateral Custodian shall not have any duty or responsibility to provide the Indenture Trustee or any Noteholder or Certificateholder with any other information concerning the transactions contemplated hereby, the Collateral, the Issuing Entity, the Grantor Trust, the Servicer or any other parties to this Agreement or to any other Transaction Documents which may come into the possession of the Collateral Custodian or any of its officers, directors, employees, agents, representatives or attorneys-in-fact.

Section 2.11 AML Law.

The parties hereto acknowledge that in accordance with laws, regulations and executive orders of the United States or any state or political subdivision thereof as are in effect from time to time applicable to financial institutions relating to the funding of terrorist activities and money laundering, including without limitation the USA Patriot Act (Pub. L. 107-56) and regulations promulgated by the Office of Foreign Assets Control (collectively, “AML Law”), the Collateral Custodian is required to obtain, verify, and record information relating to individuals and entities that establish a business relationship or open an account with the Collateral Custodian. Each party hereby agrees that it shall provide the Collateral Custodian with such identifying information and documentation as the Collateral Custodian may request in writing from time to time in order to enable the Collateral Custodian to comply with all applicable requirements of AML Law.

ARTICLE III

Mutual Covenants Regarding Confidentiality

Section 3.1 Other Confidential Information. The Collateral Custodian acknowledges and understands that information it receives in connection with the performance of its duties hereunder may be “nonpublic personal information” as that term is defined in Section 6809(4) of the Gramm-Leach-Bliley Act (the “Act”), and the Collateral Custodian hereto agrees to maintain such nonpublic personal information received hereunder in accordance with the Act and other applicable federal and state privacy laws. The Collateral Custodian shall, and shall direct its employees, agents and Affiliates directly involved in the transaction contemplated by this Agreement and its respective Advisors (except (i) to a court of competent jurisdiction pursuant to a subpoena or valid court order or (ii) to its regulators and an authorized governmental agency in connection with any audit or regulatory examination) to (i) not disclose such nonpublic personal information to any third party, that is not a party to this Agreement, including third party service providers, without the prior written consent of the Issuing Entity; (ii) agree not to use nonpublic personal information for any purpose not reasonably contemplated by its role in the transactions contemplated by this Agreement; (iii) protect against any unauthorized access to or use of such nonpublic personal information; (iv) in the event of any actual or apparent theft, unauthorized use or disclosure of such nonpublic personal information, immediately commence all reasonable efforts to investigate and correct the causes and remediate the results thereof; and (v) as soon as practicable following its having actual knowledge or receipt of written notice of any event described in clause (iv) hereof, provide notice thereof to the Issuing Entity, the Grantor Trust, the Servicer and the Indenture Trustee, and such further information and assistance as may be reasonably requested by the Issuing Entity, the Grantor Trust, the Servicer or the Indenture Trustee in relation thereto.

ARTICLE IV

Miscellaneous

Section 4.1 Amendments and Waivers.

(a) This Agreement may be amended, waived, supplemented or modified by a written amendment duly executed and delivered by the parties hereto without the consent of the Noteholders or Certificateholders (i) to cure any ambiguity, (ii) to correct or supplement any provision in this Agreement that may be defective or inconsistent with any other provision in this Agreement or any other Transaction Document or with any description thereof in the Prospectus, the Class E Notes Confidential Offering Memorandum, the Class N Notes Confidential Offering Memorandum or the Certificate Private Placement Memorandum, (iii) to add to the covenants, restrictions or obligations of the Administrator, the Servicer, the Owner Trustee, the Grantor Trust Trustee or the Indenture Trustee, (iv) to add, change or eliminate any other provision of this Agreement in any manner that shall not, as evidenced by an Opinion of Counsel, materially and adversely affect the interests of the Noteholders or Unaffiliated Certificateholders or (v) if the Rating Agency Condition is satisfied with respect to such amendment and the Depositor or the Servicer notifies the Indenture Trustee in writing that the Rating Agency Condition is satisfied with respect to such amendment.

(b) This Agreement may be amended, waived, supplemented or modified by a written amendment duly executed and delivered by the parties hereto with the consent of Requisite Noteholders as of the close of the preceding Distribution Date and, if any Person other than the Depositor or an Affiliate of the Depositor holds any Certificates, the Majority Certificateholders as of the close of the preceding Distribution Date (which consent, whether given pursuant to this Section 4.1 or pursuant to any other provision of this Agreement, shall be conclusive and binding on such Person and on all future holders of such Notes or Certificates and of any Notes or Certificates issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon any Notes or Certificates) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall reduce the aforesaid percentage of Noteholders or Certificateholders required to consent to any such amendment, without the consent of the holders of all Notes or Certificates then outstanding, as the case may be. It will not be necessary for the consent of Noteholders or Certificateholders to approve the particular form of any proposed amendment or consent, but it will be sufficient if such consent approves the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders and Certificateholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders and Certificateholders will be subject to such reasonable requirements as the Indenture Trustee and Owner Trustee may prescribe, including the establishment of record dates pursuant to the Note Depository Agreement. Prior to the execution of any amendment pursuant to this Section 4.1(b), the Administrator shall provide written notification of the substance of such amendment or consent to each Rating Agency and the Indenture Trustee; and promptly after the execution of any such amendment, the Administrator shall furnish a copy of such amendment to each Rating Agency, the Grantor Trust Trustee, the Owner Trustee and the Indenture Trustee.

(c) Prior to the execution of any amendment to this Agreement, the Collateral Custodian shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and an Officer’s Certificate of the Administrator that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Collateral Custodian may, but shall not be obligated to, enter into any such amendment which affects the Collateral Custodian’s own rights, privileges, indemnities, duties or obligations under this Agreement or otherwise.

(d) No amendment which adversely affects the rights, privileges, indemnities, duties or obligations of the Owner Trustee or the Grantor Trust Trustee under this Agreement shall be effective without its prior written consent.

(e) Notwithstanding anything to the contrary herein, an Opinion of Counsel shall be delivered to the effect that such amendment would not cause the Issuing Entity or the Grantor Trust to fail to qualify as a grantor trust for United States federal income tax purposes.

Section 4.2 Notices, Etc.

All demands, notices and communications provided hereunder shall be delivered as specified in Part III of Appendix A to the Receivables Purchase Agreement.

Section 4.3 No Waiver, Rights and Remedies.

No failure on the part of the any Party to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies herein provided are cumulative and not exclusive of any rights and remedies provided by law.

Section 4.4 Binding Effect.

This Agreement shall be binding upon and inure to the benefit of the Issuing Entity, the Grantor Trust, the Collateral Custodian, the Indenture Trustee, the Secured Parties and their respective successors and permitted assigns.

Section 4.5 Term of this Agreement; Third Party Beneficiary.

This Agreement shall remain in full force and effect until the dissolution of the Grantor Trust; provided, however, that the rights and remedies with respect to any breach of any representation or warranty made or deemed made and the indemnification provisions by the Collateral Custodian, the confidentiality provisions of Article III, the provisions of Section 4.10 and any other provision of this Agreement expressly stated to survive, shall be continuing and shall survive any termination or assignment of this Agreement, or the resignation or removal of any party.

Section 4.6 GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF OBJECTION TO VENUE.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN §§ 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW)). EACH OF THE PARTIES HERETO HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, LOCATED IN THE BOROUGH OF MANHATTAN AND THE FEDERAL COURTS LOCATED WITHIN THE STATE OF NEW YORK IN THE BOROUGH OF MANHATTAN. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

Section 4.7 WAIVER OF JURY TRIAL.

TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

Section 4.8 Limitation on Consequential Damages.

In no event will the Collateral Custodian or any of their officers, directors, employees or agents be liable for any consequential, indirect, punitive or special damages regardless of the form of action and regardless of whether the Collateral Custodian or any of their officers, directors, employees or agents were warned of the possibility thereof in advance.

Section 4.9 No Insolvency Proceedings.

Notwithstanding any prior termination of this Agreement, no Party hereto shall, prior to the date which is one year and one day after the final payment of the Notes, petition or otherwise invoke the process of any Governmental Authority for the purpose of commencing or sustaining a Proceeding against the Issuing Entity or the Grantor Trust under any United States federal or State Insolvency Laws or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuing Entity or the Grantor Trust or any substantial part of its property or ordering the winding up or liquidation of the affairs of the Issuing Entity or the Grantor Trust.

Section 4.10 Recourse Against Certain Parties.

(a) No recourse under or with respect to any obligation, covenant or agreement (including the payment of any fees or any other obligations) of the Indenture Trustee as contained in this Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any manager or administrator of such Person or any incorporator, affiliate, stockholder, officer, employee or director of such Person or of any such manager or administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of the Indenture Trustee contained in this Agreement and all of the other agreements, instruments and documents entered into by it pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of such Person, and that no personal liability whatsoever shall attach to or be incurred by any administrator of any such Person or any incorporator, stockholder, affiliate, officer, employee or director of such Person or of any such administrator, as such, or any other of them, under or by reason of any of the obligations, covenants or agreements of such Person contained in this Agreement or in any other such instruments, documents or agreements, or that are implied therefrom, and that any and all personal liability of every such administrator of such Person and each incorporator, stockholder, affiliate, officer, employee or director of such Person or of any such administrator, or any of them, for breaches by such Person of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Agreement.

(b) Notwithstanding anything in this Agreement to the contrary, all amounts owed by the Issuing Entity or the Grantor Trust on, under or in respect of its obligations and liabilities under this Agreement shall be recoverable only from and to the extent of the Collateral and upon final realization of collections thereon and in accordance with Section 2.7 of the Indenture, the Issuing Entity and the Grantor Trust shall have no further liability and all claims in respect of amounts owed but still unpaid shall be extinguished.

Section 4.11 Execution in Counterparts; Severability; Integration.

This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings other than any fee letter contemplated hereby. This Agreement shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.

Section 4.12 Concerning the Owner Trustee and the Grantor Trust Trustee.

It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by BNY Mellon Trust of Delaware (“BNY Delaware”), not individually or personally but solely as Owner Trustee of the Issuing Entity and Grantor Trust Trustee of the Grantor Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuing Entity or Grantor Trust, as applicable, is made and intended not as personal representations, undertakings and agreements by BNY Delaware but is made and intended for the purpose of binding only the Issuing Entity or Grantor Trust, as applicable, (c) nothing herein contained shall be construed as creating any liability on BNY Delaware, individually or personally, to perform any covenant either expressed or implied contained herein of the Issuing Entity or Grantor Trust, as applicable, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) BNY Delaware has made no investigation as to the accuracy or completeness of any representations and warranties made by the Issuing Entity or Grantor Trust, as applicable, in this Agreement and (e) under no circumstances shall BNY Delaware be personally liable for the payment of any indebtedness or expenses of the Issuing Entity or Grantor Trust, as applicable, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuing Entity or Grantor Trust, as applicable under this Agreement.

Section 4.13 Information to be Provided by the Collateral Custodian.

(a) The Collateral Custodian agrees to reasonably cooperate in good faith with any reasonable request by the Depositor for information regarding the Collateral Custodian which is required in order to enable the Depositor to comply with the provisions of Items 1117 and 1119 of Regulation AB and Rule 15Ga-1 under the Exchange Act as it relates to the Collateral Custodian or to the Collateral Custodian’s obligations under this Agreement.

(b) Except to the extent disclosed by the Collateral Custodian in subsection (c) below, the Collateral Custodian shall (i) on or before the fifth Business Day of each month, notify the Depositor, in writing, of any Form 10-D Disclosure Item of which a Responsible Officer of the Collateral Custodian has actual knowledge together with a description of any such Form 10-D Disclosure Item in form and substance reasonably satisfactory to the Depositor; provided, however, that the Collateral Custodian shall not be required to provide such information in the event that there has been no change to the information previously provided by the Collateral Custodian to Depositor, and (ii) as promptly as practicable following notice to or actual knowledge by a Responsible Officer of the Collateral Custodian of any changes to such information, provide to the Depositor, in writing, such updated information.

(c) The Collateral Custodian shall, as promptly as practicable following written notice to, or actual knowledge of, a Responsible Officer of the Collateral Custodian of any changes to any information regarding the Collateral Custodian as is required for the purpose of compliance with Item 1117 of Regulation AB, provide to the Depositor, in writing, such updated information.

(d) The Collateral Custodian shall notify the Depositor in writing on or before March 15 (or, if such date is not a Business Day, the next succeeding Business Day) of each year, beginning with March 15, 2022, of any Form 10-D Disclosure Item of which a Responsible Officer of the Collateral Custodian has actual knowledge) together with a description of any such Form 10-D Disclosure Item in form and substance reasonably satisfactory to the Depositor; provided, however, that the Collateral Custodian shall not be required to provide such information in the event that there has been no change to the information previously provided by the Collateral Custodian to Depositor.

(e) The Collateral Custodian shall notify the Depositor in writing on or before March 15 (or, if such date is not a Business Day, the next succeeding Business Day) of each year, beginning with March 15, 2022, of any affiliation between the Collateral Custodian and any of the following parties to this securitization transaction, as such parties are identified to the Collateral Custodian by the Depositor in writing in advance of this securitization transaction:

(i) the Depositor;

(ii) Carvana, LLC, as sponsor;

(iii) the Issuing Entity;

(iv) the Grantor Trust;

(v) the Servicer;

(vi) the Backup Servicer;

(vii) the Indenture Trustee;

(viii) the Owner Trustee;

(ix) the Grantor Trust Trustee;

(x) the Asset Representations Reviewer; and

(xi) any other material transaction party.

(f) In connection with the parties listed in clauses (i) through (xi) above, the Collateral Custodian shall include a description of whether there is, and if so, the general character of, any business relationship, agreement, arrangement, transaction or understanding that is entered into outside the ordinary course of business or is on terms other than would be obtained in an arm’s length transaction with an unrelated third party, apart from this securitization transaction, that currently exists or that existed during the past two years and that is material to an investor’s understanding of the asset backed securities issued in this securitization transaction.

(g) The Collateral Custodian shall provide the Depositor with notification, as soon as practicable and in any event within five (5) Business Days, of all demands delivered in writing to a Responsible Officer of the Collateral Custodian for the repurchase or replacement of any Receivable pursuant to any Transaction Document. Subject to this Section 4.13, the Collateral Custodian shall have no obligation to take any other action with respect to any demand. In no event shall the Collateral Custodian have (i) any responsibility or liability in connection with any filing to be made by a securitizer under the Exchange Act or Regulation AB or (ii) any duty or obligation to undertake any investigation or inquiry related to repurchase activity or otherwise to assume any additional duties or responsibilities except as expressly set forth in this Section 4.13.

[signatures appear on the following pages]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CARVANA, LLC, as the Administrator

By:
Name:
Title:

CARVANA AUTO RECEIVABLES TRUST 2021-N4, as the Issuing Entity

By: BNY MELLON TRUST OF DELAWARE, not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

CARVANA AUTO RECEIVABLES GRANTOR TRUST 2021-N4, as the Grantor Trust

By: BNY MELLON TRUST OF DELAWARE, not in its individual capacity but solely as Grantor Trust Trustee

By:
Name:
Title:

BRIDGECREST CREDIT COMPANY, LLC, as the Servicer

By:
Name:
Title:

[Signature page to Collateral Custodian Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Indenture Trustee

By:	COMPUTERSHARE TRUST COMPANY, N.A., as attorney-in-fact

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Collateral Custodian

By:	COMPUTERSHARE TRUST COMPANY, N.A., as attorney-in-fact

By:
Name:
Title:

[Signature page to Collateral Custodian Agreement]

Acknowledged, Accepted and Agreed To By:

BNY MELLON TRUST OF DELAWARE, not in its individual capacity but solely as Owner Trustee of the Issuing Entity

By:
Name:
Title:

Acknowledged, Accepted and Agreed To By:

BNY MELLON TRUST OF DELAWARE, not in its individual capacity but solely as Grantor Trust Trustee of the Grantor Trust

By:
Name:
Title:

[Signature page to Collateral Custodian Agreement]